                                                                    Exhibit 10.2

                            SUPPLEMENTAL INDENTURE


          Supplemental Indenture (the "Supplemental Indenture"), dated as of June 7, 2000, among Domino's Pizza L.L.C., a Michigan limited liability company, Domino's Pizza PMC, Inc., a Michigan corporation, DP CA Corp., Inc., a Michigan corporation, DP CA Comm, Inc., a Michigan corporation, and Domino's Pizza California L.L.C., a California limited liability company, (each a "Guaranteeing Subsidiary" and collectively, the "Guaranteeing Subsidiaries"), subsidiaries of Domino's, Inc. (or its permitted successor), a Delaware corporation (the "Company"), the Company, the other Guarantors (as defined in the Indenture referred to herein) and IBJ Whitehall Bank & Trust Company, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of December 21, 1998, providing for the issuance of an aggregate principal amount of up to $400.0 million of 10 3/8% Senior Subordinated Notes due 2009 (the "Notes");

          WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

          WHEREAS, pursuant to Section 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

          1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

          2. Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees as follows:

          (a) Along with all Guarantors named in the Indenture, to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

               (i) the principal of and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

               (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

          (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (c) The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

          (d) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

          (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any Custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (f) The Guaranteeing Subsidiaries shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

          (g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in
               Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in
               Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee.

          (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee.

          (i) Pursuant to Section 11.03 of the Indenture, after giving effect to any maximum amount and any other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 11 of the Indenture shall result in the obligations of such Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

          3    Execution and Delivery.  Each Guaranteeing Subsidiary agrees that the Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

          4.   Guaranteeing Subsidiary May Consolidate, Etc. on Certain Terms.

     (a) A Guaranteeing Subsidiary may not sell or otherwise dispose of all or substantially all of its assets, or consolidate with or merge with or into (whether or not such Guaranteeing Subsidiary is the surviving Person) another Person unless:

          (i) immediately after giving effect to such transaction, no Default or Event of Default exists; and

          (ii) either:

               (A) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger assumes all the obligations of such Guaranteeing Subsidiary, pursuant to a supplemental indenture satisfactory to the Trustee; or

               (B) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture.

     (b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

     (c) Except as set forth in Articles 4 and 5 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

          5.   Releases.

     (a) The Subsidiary Guarantee of a Guarantor will be released (i) in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor (including by way of merger or consolidation), if the disposition is to the Company or another Guarantor or if the Company applies the Net Proceeds of that sale or other disposition in accordance with the applicable provisions of the Indenture, including without limitation Section 4.10 thereof; (ii) in connection with any sale of all of the capital stock of a Guarantor, if the Company applies the Net Proceeds of that sale in accordance with the applicable provisions of the Indenture, including without limitation Section 4.10 thereof; (iii) if the Company designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary; or (iv) upon the release or discharge of all guarantees of such Guarantor, and all pledges of property or assets of such Guarantor securing, all other Indebtedness of the Company and the other Guarantors. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation
          Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.

     (b) Any Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 11 of the Indenture.

          6. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          7. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          9. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

          10   The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: June 7, 2000


                                 DOMINO'S, INC.


                                 By: /s/ Harry J. Silverman
                                     -------------------------------------
                                     Name:  Harry J. Silverman
                                     Title: CFO


                                 DOMINO'S PIZZA L.L.C.


                                 By: /s/ Harry J. Silverman
                                     -------------------------------------
                                     Name:  Harry J. Silverman
                                     Title: CFO


                                 DOMINO'S PIZZA PMC, INC.


                                 By: /s/ Harry J. Silverman
                                     -------------------------------------
                                     Name:  Harry J. Silverman
                                     Title: CFO


                                 DP CA CORP., INC.


                                 By: /s/ Harry J. Silverman
                                     -------------------------------------
                                     Name:  Harry J. Silverman
                                     Title: CFO


                                 DP CA COMM, INC.


                                 By: /s/ Harry J. Silverman
                                     -------------------------------------
                                     Name:  Harry J. Silverman
                                     Title: CFO

                                 DOMINO'S PIZZA CALIFORNIA L.L.C.


                                 By: /s/ Harry J. Silverman
                                     ---------------------------------------
                                     Name:  Harry J. Silverman
                                     Title: CFO



                                 THE BANK OF NEW YORK,
                                 as Trustee


                                 By: /s/
                                     ---------------------------------------
                                     Name:
                                     Title: